UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2015

MERCURY GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	001-12257	95-221-1612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4484 Wilshire Boulevard

Los Angeles, California 90010

(Address of Principal Executive Offices)

(323) 937-1060

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information, including Exhibit 99.1, shall not be incorporated by reference into any filing of Mercury General Corporation (the “Company”), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On April 27, 2015, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated April 27, 2015, issued by Mercury General Corporation, furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY GENERAL CORPORATION
Date: April 27, 2015
	By:	/s/ Theodore R. Stalick
	Name:	Theodore R. Stalick
	Its:	Senior Vice President and Chief Financial Officer